                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 29, 2005



                            NOCOPI TECHNOLOGIES, INC.
                            -------------------------
                 (Exact name of issuer as specified in charter)

              MARYLAND                                  0-20333                                87-0406496
    (State or Other Jurisdiction               (Commission File Number)                     (I.R.S. Employer
        of Incorporation or                                                                  Identification
           Organization)                                                                         Number)

                       9C PORTLAND ROAD, WEST CONSHOHOCKEN
                               PENNSYLVANIA 19428
                    (Address of principal executive offices)

                                 (610) 834-9600
                         (Registrant's telephone number,
                              including area code)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Damian C. Georgino has resigned from the Board of Directors of Nocopi Technologies, Inc. effective March 29, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NOCOPI TECHNOLOGIES, INC.



March 31, 2005                               By: /s/ Rudolph A. Lutterschmidt
                                                 -------------------------------
                                                 Rudolph A. Lutterschmidt
                                                 Chief Financial Officer